UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 8, 2007

Neose Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-27718	13-3549286
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

102 Rock Road, Horsham, Pennsylvania		19044
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	215-315-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 8, 2007, Neose Technologies, Inc. (the "Company") entered into a securities purchase agreement (the "Purchase Agreement") with the investors listed on the signature pages to the Purchase Agreement (the "Investors") for the private placement (the "Private Placement") of 21,415,447 newly issued shares of its common stock (the "Shares") at a price of $1.96 per share and the concurrent issuance of warrants to purchase an aggregate of 9,636,950 additional shares of the Company’s common stock at an exercise price of $1.96 per share ("Warrants"). The purchase price for each Warrant was $0.125 per Warrant and each Warrant is immediately exercisable and has a term of five years. The Purchase Agreement also provides each Investor with certain rights of participation in future capital raising transactions undertaken by the Company within 15 months after March 13, 2007, which was the closing date of the Private Placement.

In connection with the Private Placement, on March 8, 2007 the Company also executed a registration rights agreement with the Investors (the "Registration Rights Agreement"). In the Registration Rights Agreement, the Company agreed to file a registration statement by May 15, 2007 (the "Initial Registration Statement") for purposes of registering the Shares and shares of common stock underlying the Warrants (the "Warrant Shares"). To the extent any Shares or Warrant Shares cannot be included in the Initial Registration Statement, the Company agreed to file one or more subsequent registration statements registering those Shares or Warrant Shares not included in the Initial Registration Statement. The Company has agreed to pay the Investors certain cash liquidated damages if the Initial Registration Statement is not declared effective by July 15, 2007 and/or all of the Shares and Warrant Shares are not registered by March 31, 2008. In addition to the registration rights described above, during the Registration Period, the Company has granted certain piggyback registration rights to the holders of securities acquired in the Private Placement.

Except for two Investors that are entities affiliated with members of the Company’s board of directors, the Company has no material relationship with the Investors or the Placement Agent other than with respect to the Private Placement.

This Form 8-K and the attached exhibits are being filed pursuant to Rule 135c under the Securities Act of 1933, as amended (the "Securities Act"), and does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The above description does not purport to be a complete statement of the parties’ rights and obligations under the Purchase Agreement and is qualified in its entirety by reference to the terms and conditions of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1. Except for its status as the contractual document between the parties with respect to the transaction described therein, the Purchase Agreement is not intended to provide factual information about the parties and the representations and warranties contained in the Purchase Agreement are made only for purposes of the Purchase Agreement and as of specific dates, are intended solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed by the parties, including being qualified by disclosures between the parties. These representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, they should not be relied on by investors as statements of factual information.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

The aggregate offering price of the Shares and Warrants sold in the Private Placement was approximately $43.3 million, of which approximately $2.6 million will be paid to the Company’s placement agent for its services in connection with the Private Placement.

The Shares and the Warrants sold to Investors in the United States of America were offered and sold in reliance on exemptions from registration pursuant to Rule 506 of Regulation D promulgated under the Securities Act based on the nature of such Investors and certain representations made to the Company.

The Shares and the Warrants sold to Investors outside the United States were offered and sold in reliance on exemptions from registration pursuant to Regulation S promulgated under the Securities Act based on the nature of such Investors and certain representations made to the Company.

Neither this report nor the exhibits attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

This Form 8-K and the attached exhibits are being filed pursuant to Rule 135c under the Securities Act and do not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01 Financial Statements and Exhibits.

The attached Exhibit Index is incorporated herein by reference.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this report regarding our business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of these risks and uncertainties, any of which could cause our actual results to differ from those contained in the forward-looking statement, see the section entitled “Factors Affecting the Company’s Prospects” in our Annual Report on Form 10-K for the year ended December 31, 2005, and discussions of potential risks and uncertainties in Neose’s subsequent filings with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neose Technologies, Inc.

March 13, 2007	By:	/s/ A. Brian Davis

Name: A. Brian Davis
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Securities Purchase Agreement dated March 8, 2007 by and among Neose Technologies, Inc. and the purchasers listed on the signature pages thereto
10.2	Registration Rights Agreement dated March 8, 2007 by and among Neose Technologies, Inc. and the purchasers listed on the signature pages thereto
10.3	Form of Common Stock Purchase Warrant (U.S.)
10.4	Form of Common Stock Purchase Warrant (Non-U.S.)
99.1	Press Release dated March 9, 2007
99.2	Press Release dated March 13, 2007